77Q1 (e): Copies of new or amended Registrant investment advisory contracts

	Form of Amendment to the Advisory Agreement between the Registrant and BlackRock Capital Management, Inc. is hereby incorporated by reference to Exhibit A of the proxy statement filed on September 4, 2014. (Accession No. 0001193125-14-332289).